UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 10, 2004

                                                                    Raymond James Financial, Inc.

(Exact name of registrant as specified in its charter)

         Florida                                                       1-9109                                                 No. 59-1517485

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

880 Carillon Parkway St. Petersburg, Florida                                                                              33716

                           (Address of principal executive offices)                                                         (Zip Code)

Registrant's telephone number, including area code           (727)-567-1000

______________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

The following information was contained in a press release issued on September 10, 2004.

ST. PETERSBURG, Fla. - In an effort to provide timely information to enable analysts and investors to stay better informed about the general trends in our major business segments, we are releasing selected operating statistics. Due to the limited nature of this data, a consistent correlation to earnings should not be assumed.

Raymond James Financial (NYSE-RJF) is a Florida-based diversified holding company providing financial services to individuals, corporations and municipalities through its subsidiary companies. Its three wholly owned broker/dealers, Raymond James & Associates, Raymond James Financial Services and Raymond James Ltd. have more than 5,200 financial advisors serving 1.3 million accounts in 2,200 locations throughout the United States, Canada and overseas. In addition, total client assets are currently over $108 billion, of which approximately $22 billion are managed by the firm's asset management subsidiaries.

	Aug. 2004	July 2004	Aug. 2003
	(4 weeks)	(5 weeks)	(5 weeks)

Securities commissions/fees (1)	$101.7 mil.	$109.3 mil.	$94.1 mil.

Assets under management (2)	$ 22.0 bil.	$ 21.9 bil.	$ 19.2 bil.

# of managed/co-managed underwritings (3)	7	14	7

Total customer assets under administration	$ 108.6 bil.	$107.6 bil.	$ 96.0 bil.

  Includes all securities commissions and fees generated by our financial advisors, domestic and international, private client and institutional.

  This is the primary revenue driver for the asset management segment. Just under half of the assets under management are subject to billing quarterly in advance, with the balance billed mainly based on average daily assets.
  This is only one of several key revenue sources for the capital markets segment, including institutional sales commissions.

For more information, please contact Michael White at 727-567-2824.

Please visit the Raymond James Press Center at www.RaymondJames.com/media.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      September 10, 2004
        (Date)

RAYMOND JAMES FINANCIAL, INC.

BY: /s/ Thomas A. James
        Thomas A. James
       Chairman and Chief
       Executive Officer

BY: /s/ Jeffrey P. Julien
        Jeffrey P. Julien
    Senior Vice President - Finance
      and Chief Financial Officer